UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 24, 2009 (April 23, 2009)

Duff & Phelps Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33693	20-8893559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 871-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.   Unregistered Sales of Equity Securities

On April 23, 2009, Duff & Phelps Corporation (the “Company”) issued an aggregate of 7,061 shares of Class A common stock to the former stockholders of Financial and IP Analysis, Inc. (d/b/a The Lumin Expert Group) (“Lumin”) as additional merger consideration in connection with the merger of Lumin with and into a subsidiary of the Company. The merger was consummated on August 8, 2008.  The shares issued were one component of the additional merger consideration paid to the stockholders of Lumin in connection with the merger. The issuance of these shares of Class A common stock was made without a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) because the shares of Class A common stock were offered and sold in a transaction exempt from registration under Section 4(2) of the Securities Act.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUFF & PHELPS CORPORATION

	By:	/s/ Edward S. Forman
Name: Edward S. Forman
Title: Executive Vice President, General Counsel and Secretary

Dated: April 23, 2009